UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2007

PROLINK HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25007 (Commission File Number)	65-0656268 (IRS Employer Identification No.)
410 South Benson Lane
Chandler, AZ 85224
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 961-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On January 17, 2007, we issued a press release announcing that we had acquired substantially all of the operating assets of ScoreCast, Inc., including the most widely used tournament scoring software in the golf industry, ScoreCast Golf Tournament Software, for $450,000 in cash plus warrants to purchase 150,000 shares of our common stock at an exercise price $1.60 per share. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     On January 18, 2007, we issued a press release announcing that we had signed a non-binding letter of intent to acquire our largest distributor, European-based Elumina Iberica, and all of Elumina’s operating subsidiaries. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits

Number	Description

99.1	Press Release, dated January 17, 2007
99.2	Press Release, dated January 18, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLINK HOLDINGS CORP.
Dated: January 19, 2007
/s/ Lawrence D. Bain
Lawrence D. Bain
President and Chief Executive Officer